James Advantage Funds
James Micro Cap Fund

Supplement to the Statement of Additional Information dated November 1, 2014

Supplement dated December 19, 2014

The following chart amends and replaces in its entirety the chart found in the section titled “Securities Ownership of Portfolio Managers” starting on page 36 of the Statement of Additional Information:

Dollar Range
Dr. F. E. James, PH.D*	James Micro-Cap Fund	Over $1,000,000

Barry R. James, CFS, CIC*	James Micro-Cap Fund	$500,001 - $1,000,000

Ann M. Shaw, CFP*	James Micro-Cap Fund	$100,001 - $500,000

Thomas L. Mangan*	James Micro-Cap Fund	$100,001 - $500,000

David W. James, CFA	James Micro-Cap Fund	$100,001 - $500,000

R. Brian Culpepper	James Micro-Cap Fund	$10,001 -$50,000

Brian P. Shepardson, CFA, CIC	James Micro-Cap Fund	$10,001 - $50,000

Trent D. Dysert	James Micro-Cap Fund	$10,001 - $50,000

Matthew G. Watson, CPA	James Micro-Cap Fund	$10,001 - $50,000

*F.E. James, Ph.D., Barry R. James and Ann M. Shaw are co-trustees of the James Investment Research Profit Sharing Plan (the “Plan”), and Thomas L. Mangan serves as lead portfolio manager for the Plan.  As a result, Dr. James, Mr. James, Ms. Shaw and Mr. Mangan may each be deemed to beneficially own the shares owned by the Plan.  Shares indicated as owned by Dr. James, Mr. James, Ms. Shaw and Mr. Mangan, respectively, include shares in his or her account of the Plan, but do not include any other shares of the Plan.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE